Ordinary Shares	12 Months Ended
Jun. 30, 2012
Ordinary Shares [Abstract]
Ordinary Shares [Text Block]

Note 8 — Ordinary Shares

On July 29, 2010, in connection with the formation of the Company, the Company issued 3,066,667 Initial Ordinary Shares to certain parties described in Note 5, for an aggregate of $25,000 in cash, in a private placement. Subsequently, on November 15, 2010, the Company redeemed from its Initial Shareholders, at nominal cost, an aggregate of 613,334 of such Initial Ordinary Shares, that the Company had cancelled.

On November 19, 2010, the Company sold to the public 6,400,000 Units at a price of $10.00 per unit. Each Unit consists of one Ordinary Share, of the Company, and one Warrant. Each Warrant entitles the holder to purchase from the Company one Ordinary Share at an exercise price of $11.50 (a) commencing on the later of (i) the completion of a Business Transaction with a Target Business and (ii) November 15, 2011 and (b) expiring five years from the date of the Business Transaction, unless earlier redeemed. The Warrants are redeemable at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the Ordinary Shares is at least $17.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is sent.

On December 1, 2010, the Company redeemed, from its Initial Shareholders, at a nominal cost, an aggregate of 320,000 Initial Ordinary Shares as a result of the underwriters’ decision not to exercise the Over-Allotment Option. The Company redeemed these Initial Ordinary Shares in order to maintain the Initial Shareholders’ collective 25% ownership interest in the Company’s Ordinary Shares after giving effect to the Offering and the non-exercise of the underwriters’ over-allotment option.